2022 Fourth Quarter and Full Year Results Earnings Presentation

2 Presenters Michael Sacks Chairman and Chief Executive Officer Jonathan Levin President Pamela Bentley Chief Financial Officer Stacie Selinger Head of Investor Relations

3 2022 Results $ billion December 31, 2021 December 31, 2022 % Change vs Q4 21 AUM $ 72.1 $ 73.7 2 % FPAUM 58.7 58.9 — % Private Markets FPAUM 33.1 36.9 11 % Absolute Return Strategies FPAUM 25.6 22.0 (14) % CNYFPAUM 7.7 7.6 (1) % $ million Year Ended December 31, 2022 % Change vs FY 21 GAAP Revenue $ 446.5 (16) % GAAP net income attributable to GCM Grosvenor Inc. 19.8 (8) % Fee-Related Revenue1 360.5 4 % Private Markets Management Fees2 197.3 12 % Absolute Return Strategies Management Fees3 159.1 (4) % Fee-Related Earnings 128.5 7 % Adjusted EBITDA 149.3 (17) % Adjusted Net Income4 94.4 (21) % • Fourth quarter 2022 fundraising of $1.5 billion and full year 2022 fundraising of $7.8 billion ◦ Launched Elevate seeding strategy with $500 million anchor investment • 2022 Private Markets FPAUM increased 11% and Private Markets management fees increased 12% over prior year • GCM Grosvenor's Board of Directors approved a $0.11 per share dividend payable on March 15, 2023 to shareholders on record March 1, 2023 • GCM Grosvenor repurchased $32.8 million of Class A common stock and $2.6 million of warrants during the year. As of December 31, 2022, $45.5 million remained in the approved share and warrant repurchase program 1-4. See Notes towards the end of the document.

$3.1 $2.1 $1.6 $0.5 $0.5 0.3 0.7 0.1 0.2 0.6 1.1 — 0.1 0.3 1.2 0.2 1.3 0.2 — 1.0 0.1 0.2 — 0.2 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Private Equity Infrastructure Real Estate Absolute Return Strategies Opportunistic 4 Fund Strategy Closed in Q4 22 ($mm) Closed through Q4 22 ($mm) Forecasted Next / First Closing Final Close GSF III PE Secondaries $60 $972 N/A Closed Q4 22 CIS III Diversified Infrastructure $15 $581 Q2 2023 Mid 2023 MAC III Multi-Asset Class $90 $829 Q2 2023 Late 2023 GCF III PE Co-Investments $19 $204 Q2 2023 Mid 2024 LIF II Labor Impact Infrastructure 1H 2023 2024+ Elevate Sponsor Solutions $505 $505 2H 2023 Late 2024 Fourth Quarter and Full Year 2022 Fundraising $1.5 billion Q4 2022 Capital Raised $7.8 billion 2022 Capital Raised 2022 Fundraising By Strategy $ billion

Elevate Strategy Launched in Q4 2022 We launched the GCM Grosvenor Elevate strategy with a $500 million anchor investment as a natural extension of our existing platform to provide high-value sponsor solutions to small, emerging and diverse investor entrepreneurs We are uniquely positioned as a firm given our strong existing platform There is a clear opportunity for the Elevate strategy in the industry Targeting small, emerging and diverse managers, an under-funded ecosystem with potential for more attractive risk-adjusted returns Providing catalytic seed investments in firms led by high-potential founders plus non-investment infrastructure support to help firms scale 30+ years experience investing with small, emerging and diverse managers $17.9 bn AUM with small and emerging managers $13.1 bn AUM with diverse managers 5

$ billion 6 Fourth Quarter 2022 Fundraising Drivers Private Markets $1.5 — 1.5 Q4 2022 Absolute Return Strategies Absolute Return Strategies, 2% Opportunistic , 8% Private Equity, 65% Infrastructure , 7% Real Estate, 18% Specialized Funds, 44% Customized Separate Accounts, 56% Americas, 71% EMEA, 10% APAC, 19% Pension, 71% Government / Sovereign, 10% Corporation, 10% Retail/Non- Institutional, 3% Insurance, 2% Financial Institutions, 4% By Channel By Structure By Geography By Strategy

$ billion 7 2022 Fundraising Drivers Private Markets $7.8 0.5 7.3 2022 Absolute Return Strategies Absolute Return Strategies, 7% Opportunistic, 6% Private Equity, 39% Infrastructure , 27% Real Estate, 21% Specialized Funds, 22% Customized Separate Accounts, 78% Americas, 71% EMEA, 6% APAC, 23% Pension, 68% Government / Sovereign, 6% Corporation, 7% Retail/Non- Institutional, 7% Insurance, 6% Other, 3% Financial Institutions, 3% By Strategy By Channel By Structure By Geography

$118.8 $94.4 118.8 94.4 FY 21 FY 22 $120.4 $128.5 120.4 128.5 FY 21 FY 22 $179.1 $149.3 179.1 149.3 FY 21 FY 22 8 (17)% (21)% 7% $ million Fiscal Year 2022 Summary $347.4 $360.5 175.4 197.3 165.4 159.1 Private Markets Absolute Return Strategies Administrative fees and other operating income FY 21 FY 22 Adjusted Net Income Fee-Related Earnings Adjusted EBITDA Fee-Related Revenue5 5. Excludes fund reimbursement revenue of $10.4 million and $10.8 million for the years ended December 31, 2021 and December 31, 2022, respectively. 4% (4)% 12% 6.5 4.1

Strong Growth Over 2 Years as Public Company Strong, Diversified Fundraising 32% Growth in Private Markets FPAUM $9b Fundraising from Fee- Accretive Strategies (Secondaries, Co-Invest, Direct Investments) Private Markets Growth (2020-22) $17b Fundraising 2021 and 2022 32% Growth in Private Markets Management Fees 63% Private Markets % of Total FPAUM (up from 54%) Growth in Earnings Power (2020-22) 35% Growth in FRE 8% Growth in CNYFPAUM 176% Growth in Firm Share of Unrealized Carried Interest 9 $3b Fundraising from Newer Channels (Insurance, Retail) Returned Capital to Shareholders 36% FRE Margin (up from 31%) $0.74 Cumulative Dividends Per Share $44m Cumulative Shares and Warrants Repurchased 4.8% LTM Average Dividend Yield as of 12/31/22

2020 39% Private Markets Experiencing Growth and Mix Shift FPAUM Has Shifted Towards Private Markets... 10 $27.8 $33.1 $36.9 2020 2021 2022 $150.0 $175.4 $197.3 FY 2020 FY 2021 FY 2022 Private Markets Management Fees (mm) ...And Private Markets Management Fees Have Grown Private Markets FPAUM (bn) 2022 49% % of Private Markets AUM in Secondaries, Co-Investments and Direct Investments 15% CAGR 2020 54% 2022 63% Private Markets % of Total FPAUM 15% CAGR

$45.5 $50.7 33.1 36.9 7.6 7.5 4.8 6.3 2021 2022 $72.1 $73.7 58.7 58.9 7.7 7.6 5.8 7.2 2021 2022 CNYFPAUM Fees Charged on Scheduled Ramp-in $2.9 1.1 0.6 1.2 2023 2024 2025+ $26.6 $23.0 25.6 22.0 0.1 0.1 1.0 0.9 2021 2022 FPAUM Contracted not yet FPAUM ("CNYFPAUM") Other6 6. Includes mark to market, insider capital and non fee-paying AUM. Fees Charged on Invested Capital $4.7 $ billion Private Markets AUM Absolute Return Strategies AUM Total AUM Assets Under Management 11 12% 2% (14)%

$788 $789 331 368 457 421 Unrealized Carried Interest - Firm Share Unrealized Carried Interest - Non-Firm Share 2021 2022 $162 $190 $437 40 85 243 122 105 194 Firm Share of Carried Interest by Vintage Year 2013 or Earlier 2014-2016 2017+ Highly Diversified Incentive Fee Opportunity Unrealized Carried Interest by Vintage Year8 7-9. See Notes towards the end of the document. 12 11% YoY Growth in Firm Share of Carried Interest 7 • Annual Performance Fees: $30 million annual run-rate performance fee opportunity ($17 million performance fee potential in 2023)9, from 52 programs • Carried Interest: 131 programs with unrealized carried interest $ million 47% Firm Share 42% Firm Share 45% Firm Share 56% Firm Share 25% Firm Share Firm Share of Carried Interest8 7 33% YoY Growth in 2017+ Vintage Unrealized Carried Interest

Key 2022 and Long-Term Growth Drivers 10-14. See Notes towards the end of the document. International Geographies Insurance Solutions Non-institutional / Retail ESG / Impact10 Private Markets Secondaries/Co-Invest/Direct Infrastructure & Real Estate Scale Specialized Funds Grow with Existing Clients Client Retention & Compound Capital 13  New Channel Expansion14 Ž High-Growth StrategiesŒ Scale Core Capabilities 2022 Flows 7% AUM 4% 2022 Flows 6% AUM 3% 2022 Flows 29% $19b Specialized Fund AUM > > 88%+ Of clients have added capital in last 3 years11 50%+ Of top clients are invested in more than 1 vertical12 Approximately 91% Private Markets Re- Up Rate13 21% YoY Increase Growth of Absolute Return Strategies FPAUM From Compounding $25b AUM $21b AUM 21% YoY Increase 22% YoY Increase in Infrastructure AUM 38% YoY Increase in Real Estate AUM

15. Reflects GAAP cash including $14 million of cash held at consolidated carry plan entities. 16. Represents firm share of Net Asset Value as of December 31, 2022. 17. Debt principal at pricing of L+250bps as of December 31, 2022, subject to a LIBOR floor of 50bps. 18. Excludes all outstanding letters of credit. 19. Warrants strike at $11.50 and are subject to early redemption or exercise at $18.00 per share. 14 • In accordance with the firm's $90 million stock repurchase authorization, GCM Grosvenor repurchased $5.9 million of Class A common stock during the quarter and $32.8 million during the year ◦ $45.5 million remained in the approved share and warrant repurchase program as of December 31, 2022 Key Cash, Investment and Debt Metrics as of 12/31/22 ($mm) Cash and Cash Equivalents15 $ 85 Investments16 159 Cash and Investments 244 Unrealized Carried Interest16 368 Cash, Investments and Unrealized Carried Interest16 612 Debt17 393 Drawn Revolving Credit Facility ($48.2 million available)18 0 Summary of Ownership as of 12/31/22 (mm) Shares % Management Owned Shares 144.2 78 % Publicly Traded Shares 41.8 22 % Total Shares 186.0 100 % Warrants Outstanding19 17.7 Other Key Items

15 Three Months Ended Year Ended $000, except per share amounts and where otherwise noted Dec 31, 2021 Dec 31, 2022 Dec 31, 2021 Dec 31, 2022 Revenues Management fees $ 95,201 $ 91,587 $ 351,216 $ 367,242 Incentive fees 94,234 7,203 173,853 75,167 Other operating income 1,160 1,038 6,523 4,121 Total operating revenues 190,595 99,828 531,592 446,530 Expenses Employee compensation and benefits 101,783 63,475 333,837 277,311 General, administrative and other 22,037 22,574 88,351 88,907 Total operating expenses 123,820 86,049 422,188 366,218 Operating income 66,775 13,779 109,404 80,312 Investment income 12,256 2,721 52,495 10,108 Interest expense (5,598) (6,642) (20,084) (23,314) Other income 1,009 1,348 3,394 1,436 Change in fair value of warrant liabilities 10,084 2,679 7,853 20,551 Net other income 17,751 106 43,658 8,781 Income before income taxes 84,526 13,885 153,062 89,093 Provision for income taxes 7,002 2,478 10,993 9,611 Net income 77,524 11,407 142,069 79,482 Less: Net income attributable to redeemable noncontrolling interest — — 19,827 — Less: Net income (loss) attributable to noncontrolling interests in subsidiaries 6,473 (576) 36,912 6,823 Less: Net income attributable to noncontrolling interests in GCMH 56,828 7,593 63,848 52,839 Net income attributable to GCM Grosvenor Inc. $ 14,223 $ 4,390 $ 21,482 $ 19,820 Earnings per share of Class A common stock: Basic $ 0.32 $ 0.10 $ 0.49 $ 0.45 Diluted $ 0.29 $ 0.05 $ 0.28 $ 0.28 Weighted average shares of Class A common stock outstanding: Basic (in millions) 44.0 42.3 43.8 43.9 Diluted (in millions) 189.1 187.4 189.1 188.6 GAAP Statements of Income

Summary of Non-GAAP Financial Measures[20]

$000, except per share amounts and where otherwise noted	Three Months Ended Dec 31, 2021	Three Months Ended Dec 31, 2022	Year Ended Dec 31, 2021	Year Ended Dec 31, 2022
Adjusted EBITDA				
Revenues				
Private markets strategies	$ 49,071	$ 50,685	$ 175,447	$ 197,267
Absolute return strategies	42,947	38,047	165,397	159,134
Management fees, net[21]	92,018	88,732	340,844	356,401
Administrative fees and other operating income	1,160	1,038	6,523	4,121
Fee-Related Revenue	**93,178**	**89,770**	**347,367**	**360,522**
Less:				
Cash-based employee compensation and benefits, net[22]	(39,144)	(38,080)	(159,791)	(158,875)
General, administrative and other, net[23]	(17,252)	(18,814)	(67,175)	(73,134)
Fee-Related Earnings	**36,782**	**32,876**	**120,401**	**128,513**
Fee-Related Earnings Margin	***39%***	***37%***	***35 %***	***36 %***
Incentive fees:				
Performance fees	42,627	299	51,947	2,623
Carried interest	51,607	6,904	121,906	72,544
Incentive fee related compensation and NCI:				
Cash-based incentive fee related compensation	(21,921)	(821)	(28,002)	(11,001)
Carried interest compensation, net[24]	(26,587)	(4,117)	(69,079)	(41,868)
Carried interest attributable to noncontrolling interests	(3,126)	(1,263)	(21,304)	(8,411)
Realized investment income, net of amount attributable to noncontrolling interests in subsidiaries[25]	867	716	1,496	4,699
Interest income	3	611	18	787
Other (income) expense	(25)	9	60	(79)
Depreciation	400	364	1,688	1,540
Adjusted EBITDA	**80,627**	**35,578**	**179,131**	**149,347**
Adjusted EBITDA Margin	***43%***	***37%***	***34 %***	***34 %***
Adjusted Net Income Per Share				
Adjusted EBITDA	**80,627**	**35,578**	**179,131**	**149,347**
Depreciation	(400)	(364)	(1,688)	(1,540)
Interest expense	(5,598)	(6,642)	(20,084)	(23,314)
Adjusted Pre-Tax Income	**74,629**	**28,572**	**157,359**	**124,493**
Adjusted income taxes[4]	(17,871)	(6,626)	(38,553)	(30,127)
Adjusted Net Income	**56,758**	**21,946**	**118,806**	**94,366**
Adjusted shares outstanding (in millions)	189.1	187.4	189.1	188.6
Adjusted Net Income per Share - diluted	**$ 0.30**	**$ 0.12**	**$ 0.63**	**$ 0.50**

4, 20, 22-25. See Notes towards the end of the document.

21. Excludes fund reimbursement revenue of $3.2 million and $2.9 million for the three months ended December 31, 2021 and December 31, 2022, respectively, and $10.4 million and $10.8 million for the years ended December 31, 2021 and December 31, 2022, respectively.

GCM GROSVENOR

16

Appendix

50+ Years of Alternative Asset Management Investing 18 Primary Direct Secondary Co- Invest Real Estate $5.5bn Absolute Return $23.0bn Private Equity $29.1bn ESG / Impact $21.1bn Alternative Credit $11.9bn Infrastructure $11.1bn 26-27. See Notes towards the end of the document. $74bn Assets under Management 27 1971 First year of investing 74% of AUM in customized separate accounts 529 Employees26 170 Investment professionals

One Platform That Spans the Alternatives Investing Universe Multiple Implementation Options Co-Investments Custom Structures Direct Investments Primary Investments Secondaries Seeding Real Estate Absolute Return Strategies Private Equity Infrastructure Credit ESG and Impact Our Strategic Advantage is Our Breadth and Flexibility Private Markets Across All Strategies 19 $74bn Assets under Management27 27. See Notes towards the end of the document. 19

Flexible Delivery Formats Fuel Client Extension Opportunities • 74% of AUM • Specifically tailored program to client objectives and constraints • Extension of staff • Provide value-add ancillary services, including administering capital, on behalf of certain of our clients • Evergreen and closed-ended options • Approximately 91% re-up success13 • 26% of AUM • Turnkey solution • Across investment strategies • Lower required investment to access • Risk return objectives and fund strategy developed by GCMG to meet the market’s needs • Evergreen and closed-ended options • 14 years average client tenure across top 25 clients by AUM • 88% of top clients added capital in last 3 years11 • 50%+ of top clients are invested in more than one vertical12 • Proven success extending client relationships into new strategies and investment types 11-13. See Notes towards the end of the document. 20

21 Note: AUM as of December 31, 2022. Management fees for the twelve months ended December 31, 2022. 28. Institutional clients as of September 30, 2022. Strong Value Proposition Attracts Tenured and Diversified Clients Our client base is institutional and stable % of AUM Our client base is global % of AUM Our client base is diversified % of management fees No single client contributes more than 5% of our management fees Government/ Sovereign Corporation Retail / Non- Institutional Other Financial Institutions 58% 13% 8% 4% 4% 10% 62% 23% 10% 5% Americas APAC EMEA Rest of World 21% 14% 65% Other Top 1-10 Top 11-20 Pensions $74B of AUM across over 500 institutional clients28 14yrs Average relationship of our 25 largest clients by AUM 88% of 25 largest clients by AUM have expanded investment relationship in the last 3 years 3% Insurance

$17.4 $21.1 2021 2022 ESG and Impact Investments AUM ($bn) Note: ESG and Impact Investments AUM as of December 31, 2021 and December 31, 2022. ESG and Impact AUM by Strategy as of December 31, 2022. 10, 29. See Notes towards the end of the document. 21% Diverse Managers Regionally Targeted / Inclusive Finance Clean Energy Workforce Standards / Labor Impact Other ESG and Impact $13.1 billion $2.3 billion $2.9 billion $1.5 billion $6.7 billion ESG and Impact Remains a Core Driver of AUM Growth10 22 ESG and Impact AUM by Strategy29

Illustrative Client Economic Value Proposition: Absolute Return Strategies

Example: $300M Fee Paying; $300M Non-Fee Paying. Assuming 0% gross return.

- GCM Grosvenor offers large Absolute Return Strategies clients a 'hybrid model' through which the firm provides advisory services for a non-fee paying client directed portfolio alongside the client's GCM managed fee-paying portfolio
- Under this structure, the client benefits from GCM Grosvenor's fee savings derived as a consequence of our size and scale
- This structure results in a highly advantageous constructive fee

	Fee Paying[30] *$300 million*	**Non-Fee Paying** *$300 million*
Management fee at the GCM Grosvenor portfolio level	*60 bps*	*0 bps*
Fee savings at the underlying fund level	*(50 bps)*[31]	*(50 bps)*[31]
GCM Grosvenor management fee, net of fee savings	*10 bps*	*(50 bps)*

GCM Grosvenor achieves fee savings in portfolios we both manage and advise.

Constructive GCM Grosvenor management fee[32]	*30 bps*
Less fee savings	*(50 bps)*
Constructive GCM Grosvenor management fee, net of fee savings	*(20 bps)*

30. This hypothetical portfolio has an annual performance fee component of 5% over a hurdle (capped at 5%) of 90-day U.S. T-Bill plus 2%.
31. Fee savings is shown for illustrative purposes only, and is not intended to imply that any GCM Grosvenor portfolio will achieve such savings over any period. Fee savings varies by GCM Grosvenor portfolio and our calculation of fee savings is subject to a number of assumptions. Fee savings may be greater at higher rates of return for certain portfolios.
32. Reflects the weighted-average GCM Grosvenor portfolio-level management fee across the fee-paying and non-fee-paying portions reflected above, assuming a 50/50 AUM split between the two. In practice many large institutional clients have greater than 50% of their absolute return programs being managed on a direct basis and consequently the value of a relationship with GCM Grosvenor is greater.

GCM GROSVENOR
23

24 Illustrative Client Economic Value Proposition: Private Markets Example: $1.0Bn Program – Direct Primary Program vs. GCM Grosvenor Primary + Co-Investment Program Direct Primary Only Program $1.0 billion Management fee at the underlying fund level 200 bps Management fee at the GCM Grosvenor portfolio level N/A Total Management Fees 200 bps Carried interest at the underlying fund level 20% Carried interest at the GCM Grosvenor portfolio level 0% Total Carried Interest 20% 200 bps N/A 20% 0% GCM Grosvenor Managed Primaries Program $650 million GCM Grosvenor Managed Co- Investment Program $350 million 0 bps 100 bps 0% 10% 165 bps ~16.5% vs.

Supplemental Information

26 $000 Dec 31, 2021 Dec 31, 2022 Assets Cash and cash equivalents $ 96,185 $ 85,163 Management fees receivable 21,693 18,720 Incentive fees receivable 91,601 16,478 Due from related parties 11,777 13,119 Investments 226,345 223,970 Premises and equipment, net 5,411 4,620 Lease right-of-use assets — 12,479 Intangible assets, net 6,256 3,940 Goodwill 28,959 28,959 Deferred tax assets, net 68,542 60,320 Other assets 24,855 21,165 Total assets 581,624 488,933 Liabilities and Equity (Deficit) Accrued compensation and benefits 98,132 52,997 Employee related obligations 30,397 36,328 Debt 390,516 387,627 Payable to related parties pursuant to the tax receivable agreement 59,366 55,366 Lease liabilities — 15,520 Warrant liabilities 30,981 7,861 Accrued expenses and other liabilities 28,033 27,240 Total liabilities 637,425 582,939 Commitments and contingencies Preferred stock, $0.0001 par value, 100,000,000 shares authorized, none issued — — Class A common stock, $0.0001 par value, 700,000,000 authorized; 43,964,090 and 41,806,215 issued and outstanding as of December 31, 2021 and December 31, 2022, respectively 4 4 Class B common stock, $0.0001 par value, 500,000,000 authorized, none issued — — Class C common stock, $0.0001 par value, 300,000,000 authorized; 144,235,246 issued and outstanding as of December 31, 2021 and December 31, 2022 14 14 Additional paid-in capital 1,501 — Accumulated other comprehensive income (loss) (1,007) 4,096 Retained earnings (26,222) (23,934) Total GCM Grosvenor Inc. deficit (25,710) (19,820) Noncontrolling interests in subsidiaries 96,687 67,900 Noncontrolling interests in GCMH (126,778) (142,086) Total deficit (55,801) (94,006) Total liabilities and equity (deficit) $ 581,624 $ 488,933 GAAP Balance Sheets

27 Three Months Ended Year Ended $000 Dec 31, 2021 Sep 30, 2022 Dec 31, 2022 Dec 31, 2021 Dec 31, 2022 Components of GAAP Employee Compensation and Benefits Cash-based employee compensation and benefits, net33 $ 39,144 $ 39,412 $ 38,080 $ 159,791 $ 158,875 Cash-based incentive fee related compensation 21,921 7,367 821 28,002 11,001 Carried interest compensation, net34 26,587 25,468 4,117 69,079 41,868 Partnership interest-based compensation 6,713 7,329 10,340 27,671 31,811 Equity-based compensation 5,672 5,706 9,530 44,190 30,721 Severance 1,128 421 445 3,110 1,647 Other non-cash compensation 596 321 179 3,300 1,336 Non-cash carried interest compensation 22 478 (37) (1,306) 52 GAAP employee compensation and benefits $ 101,783 $ 86,502 $ 63,475 $ 333,837 $ 277,311 33-34. See Notes towards the end of the document. Components of GAAP Expenses

28 Three Months Ended Year Ended $000 Dec 31, 2021 Sep 30, 2022 Dec 31, 2022 Dec 31, 2021 Dec 31, 2022 Net Incentive Fees Attributable to GCM Grosvenor Incentive fees: Performance fees $ 42,627 $ 1,006 $ 299 $ 51,947 $ 2,623 Carried interest 51,607 44,461 6,904 121,906 72,544 Total Incentive Fees $ 94,234 $ 45,467 $ 7,203 $ 173,853 $ 75,167 Less incentive fees contractually owed to others: Cash carried interest compensation (26,609) (25,946) (4,080) (67,773) (41,920) Non-cash carried interest compensation 22 478 (37) (1,306) 52 Carried interest attributable to redeemable noncontrolling interest holder — — — (8,059) — Carried interest attributable to other noncontrolling interest holders (3,126) (3,627) (1,263) (13,245) (8,411) Firm share of incentive fees7 64,521 16,372 1,823 83,470 24,888 Less: Cash-based incentive fee related compensation (21,921) (7,367) (821) (28,002) (11,001) Net incentive fees attributable to GCM Grosvenor $ 42,600 $ 9,005 $ 1,002 $ 55,468 $ 13,887 % of Firm Share of Incentive Fees 66% 55% 55% 66% 56 % Reconciliation to Non-GAAP Metrics 7. See Notes towards the end of the document.

Reconciliation to Non-GAAP Metrics

$000	Three Months Ended Dec 31, 2021	Three Months Ended Sep 30, 2022	Three Months Ended Dec 31, 2022	Year Ended Dec 31, 2021	Year Ended Dec 31, 2022
Adjusted Pre-Tax Income & Adjusted Net Income					
Net income attributable to GCM Grosvenor Inc.	**$ 14,223**	**$ 3,099**	**$ 4,390**	**$ 21,482**	**$ 19,820**
Plus:					
Net income attributable to noncontrolling interests in GCMH	56,828	9,347	7,593	63,848	52,839
Provision for income taxes	7,002	2,789	2,478	10,993	9,611
Change in fair value of derivatives	—	—	—	(1,934)	—
Change in fair value of warrant liabilities	(10,084)	3,790	(2,679)	(7,853)	(20,551)
Amortization expense	583	579	579	2,332	2,316
Severance	1,128	421	445	3,110	1,647
Transaction expenses[35]	600	346	1	7,827	2,051
Loss on extinguishment of debt	—	—	—	675	—
Changes in tax receivable agreement liability and other	(557)	168	(536)	(1,372)	(241)
Partnership interest-based compensation	6,713	7,329	10,340	27,671	31,811
Equity-based compensation	5,672	5,706	9,530	44,190	30,721
Other non-cash compensation	596	321	179	3,300	1,336
Less:					
Unrealized investment (income) loss, net of noncontrolling interests	(8,097)	815	(3,711)	(15,604)	(6,919)
Non-cash carried interest compensation	22	478	(37)	(1,306)	52
Adjusted Pre-Tax Income	**74,629**	**35,188**	**28,572**	**157,359**	**124,493**
Less:					
Adjusted income taxes[4]	(17,871)	(8,621)	(6,626)	(38,553)	(30,127)
Adjusted Net Income	**$ 56,758**	**$ 26,567**	**$ 21,946**	**$ 118,806**	**$ 94,366**

4, 35. See Notes towards the end of the document.

GCM GROSVENOR

29

30 Three Months Ended Year Ended $000 Dec 31, 2021 Sep 30, 2022 Dec 31, 2022 Dec 31, 2021 Dec 31, 2022 Adjusted EBITDA Adjusted Net Income $ 56,758 $ 26,567 $ 21,946 $ 118,806 $ 94,366 Plus: Adjusted income taxes4 17,871 8,621 6,626 38,553 30,127 Depreciation expense 400 382 364 1,688 1,540 Interest expense 5,598 5,797 6,642 20,084 23,314 Adjusted EBITDA $ 80,627 $ 41,367 $ 35,578 $ 179,131 $ 149,347 Fee-Related Earnings Adjusted EBITDA 80,627 41,367 35,578 179,131 149,347 Less: Incentive fees (94,234) (45,467) (7,203) (173,853) (75,167) Depreciation expense (400) (382) (364) (1,688) (1,540) Other non-operating income 22 (87) (620) (78) (708) Realized investment income, net of amount attributable to noncontrolling interests in subsidiaries25 (867) (526) (716) (1,496) (4,699) Plus: Incentive fee-related compensation 48,508 32,835 4,938 97,081 52,869 Carried interest attributable to redeemable noncontrolling interest holder — — — 8,059 — Carried interest attributable to other noncontrolling interest holders, net 3,126 3,627 1,263 13,245 8,411 Fee-Related Earnings $ 36,782 $ 31,367 $ 32,876 $ 120,401 $ 128,513 4, 25. See Notes towards the end of the document. Reconciliation to Non-GAAP Metrics

31 Three Months Ended Year Ended $000, except per share amounts and where otherwise noted Dec 31, 2021 Sep 30, 2022 Dec 31, 2022 Dec 31, 2021 Dec 31, 2022 Adjusted Net Income Per Share Adjusted Net Income $ 56,758 $ 26,567 $ 21,946 $ 118,806 $ 94,366 Weighted-average shares of Class A common stock outstanding - basic (in millions) 44.0 43.5 42.3 43.8 43.9 Exercise of private warrants - incremental shares under the treasury stock method (in millions) — — — 0.1 — Exercise of public warrants - incremental shares under the treasury stock method (in millions) — — — 0.7 — Exchange of partnership units (in millions) 144.2 144.2 144.2 144.2 144.2 Assumed vesting of RSUs - incremental shares under the treasury stock method (in millions) 0.8 0.1 0.9 0.3 0.5 Weighted-average shares of Class A common stock outstanding - diluted (in millions) 189.1 187.9 187.4 189.1 188.6 Adjusted shares - diluted (in millions) 189.1 187.9 187.4 189.1 188.6 Adjusted Net Income Per Share - diluted $ 0.30 $ 0.14 $ 0.12 $ 0.63 $ 0.50 Note: Amounts may not foot due to rounding. Reconciliation to Adjusted Net Income Per Share

32 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee-Paying AUM Beginning of Period (October 1, 2022) $ 35,488 $ 22,563 $ 58,051 $ 8,042 $ 72,602 Contributions from CNYFPAUM 1,125 7 1,132 Contributions from New Capital Raised 892 30 922 Withdrawals (26) (927) (953) Distributions (449) (7) (456) Change in Market Value (6) 233 227 Foreign Exchange and Other (148) 81 (67) End of Period Balance (December 31, 2022) $ 36,876 $ 21,980 $ 58,856 $ 7,603 $ 73,667 % Change 4% -3% 1% -5% 1 % Three Months Ended December 31, 2022 Change in FPAUM and AUM Year Ended December 31, 2022 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee-Paying AUM Beginning of Period (January 1, 2022) $ 33,080 $ 25,575 $ 58,655 $ 7,683 $ 72,130 Contributions from CNYFPAUM 3,787 48 3,835 Contributions from New Capital Raised 2,072 523 2,595 Withdrawals (167) (2,464) (2,631) Distributions (1,436) (31) (1,467) Change in Market Value (85) (1,562) (1,647) Foreign Exchange and Other (375) (109) (484) End of Period Balance (December 31, 2022) $ 36,876 $ 21,980 $ 58,856 $ 7,603 $ 73,667 % Change 11% -14% 0% -1% 2%

Management Fee Detail[36]

$000	Three Months Ended Dec 31, 2021	Three Months Ended Sep 30, 2022	Three Months Ended Dec 31, 2022	Year Ended Dec 31, 2021	Year Ended Dec 31, 2022
Management Fees					
Private Markets					
Specialized Funds	$ 20,015	$ 17,670	$ 19,616	$ 62,677	$ 73,656
Average Fee Rate[37]	*0.78 %*	*0.78 %*	*0.78 %*	*0.80 %*	*0.79 %*
Customized Separate Accounts	29,056	31,677	31,069	112,770	123,611
Average Fee Rate	*0.48 %*	*0.48 %*	*0.46 %*	*0.49 %*	*0.48 %*
Private Markets Management Fees	**49,071**	**49,347**	**50,685**	**175,447**	**197,267**
Average Fee Rate - Private Markets[37]	*0.56 %*	*0.56 %*	*0.54 %*	*0.56 %*	*0.56 %*
Absolute Return Strategies Management Fees	**42,947**	**38,253**	**38,047**	**165,397**	**159,134**
Average Fee Rate - Absolute Return Strategies (Management Fee Only)	*0.67 %*	*0.68 %*	*0.68 %*	*0.66 %*	*0.68 %*
Average Fee Rate - Absolute Return Strategies (Actual Management Fee + Run Rate Performance Fee at End of Period)[38]	*0.83 %*	*0.79 %*	*0.80 %*	*0.83 %*	*0.79 %*

36. Excludes fund reimbursement revenue of $3.2 million, $3.1 million and $2.9 million for the three months ended December 31, 2021, September 30, 2022 and December 31, 2022, respectively, and $10.4 million and $10.8 million for the years ended December 31, 2021 and December 31, 2022, respectively.
37. Average fee rate excludes effect of catch-up management fees.
38. The run rate on annual performance fees reflects potential annual performance fees generated by performance fee-eligible AUM before any loss carryforwards, if applicable, at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, and before cash-based incentive fee related compensation. The metric is calculated as the actual management fees during the period, plus the run rate performance fee from the end of the period, divided by the average fee-paying AUM over the period.

GCM GROSVENOR

33

Private Markets Strategies Performance Metrics

Realized and Partially Realized Investments ($ billion)

Strategy		Commitments		Contributions		Distributions		Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity												
Primary Fund Investments[39]	$	12,632	$	13,786	$	22,943	$	2,625	1.85	14.0 %	10.6 %	S&P 500
Secondaries Investments[40]		526		454		547		220	1.69	20.5 %	11.9 %	S&P 500
Co-Investments/Direct Investments[41]		3,141		3,002		5,019		782	1.93	21.5 %	16.5 %	S&P 500
Infrastructure[42]		2,611		2,595		3,517		1,032	1.75	12.9 %	6.8 %	MSCI World Infrastructure
Real Estate[43]		596		616		899		65	1.57	20.3 %	12.6 %	FNERTR Index
ESG and Impact Strategies												
Diverse Managers[44]		2,242		2,378		3,437		1,306	1.99	23.2 %	15.0 %	S&P 500
Labor Impact Investments	$	—	$	—	$	—	$	—	N/A	N/A	N/A	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through September 30, 2022. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

39-44. See Notes towards the end of the document.

GCM GROSVENOR

34

Private Markets Strategies Performance Metrics

All Investments ($ billion)

Strategy		Commitments		Contributions		Distributions		Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity												
Primary Fund Investments[39]	$	23,294	$	21,525	$	26,331	$	9,279	1.65	12.9 %	10.4 %	S&P 500
Secondary Investments[40]		1,628		1,448		795		1,315	1.46	18.4 %	7.7 %	S&P 500
Co-Investments/Direct Investments[41]		7,406		6,982		5,301		6,409	1.68	19.3 %	12.0 %	S&P 500
Infrastructure[42]		8,608		6,981		4,431		5,024	1.35	9.8 %	3.9 %	MSCI World Infrastructure
Real Estate[43]		3,619		2,641		1,540		1,691	1.22	11.7 %	3.4 %	FNERTR Index
Multi-Asset Class Programs		2,968		2,922		1,629		2,331	1.36	21.5 %	N/A	N/A
ESG and Impact Strategies												
Diverse Managers[44]		9,858		7,971		4,880		8,100	1.63	20.1 %	9.8 %	S&P 500
Labor Impact Investments		728		665		21		942	1.45	28.6 %	(6.7)%	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through September 30, 2022. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

39-44. See Notes towards the end of the document.

GCM GROSVENOR

35

36 Annualized Returns Periods Ended Dec 31, 2022 Assets Under Management as of Dec 31, 2022 (Bn) Three Months Ended Dec 31, 2022 One Year Three Year Five Year Since Inception Gross Net Gross Net Gross Net Gross Net Gross Net Absolute Return Strategies (Overall) $ 23.0 1.6% 1.5% (5.8) % (6.4) % 4.7% 4.0% 4.1% 3.4% 6.7% 5.7 % GCMLP Diversified Multi-Strategy Composite $ 11.4 1.3% 1.1% (5.7) % (6.4) % 5.3% 4.5% 4.3% 3.6% 7.7% 6.4 % Note: Absolute Return Strategies (Overall) is since 1996. GCMLP Diversified Multi-Strategy Composite is since 1993. Absolute Return Strategies Performance

Notes

1. Excludes fund reimbursement revenue of $2.9 million and $10.8 million for the three months and year ended December 31, 2022, respectively.

2. Excludes fund reimbursement revenue for private markets of $1.1 million and $3.8 million for the three months and year ended December 31, 2022, respectively.

3. Excludes fund reimbursement revenue for absolute return strategies of $1.8 million and $7.1 million for the three month and year ended December 31, 2022, respectively.

4. Reflects a corporate and blended statutory effective tax rate of 24.2% applied to Adjusted Pre-Tax Income for the year ended December 31, 2022 and of 24.5% for the year ended December 31, 2021. The rate was adjusted from 25.0% to 24.5% in Q4 2021 and from 24.5% to 24.2% in Q4 2022. The 24.2% and 24.5% are based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 3.2% and 3.5%, respectively.

7. Firm share represents net of contractual obligations but before discretionary cash-based incentive compensation.

8. Represents consolidated view, including all NCI and compensation related awards.

9. Run-Rate Annual Performance Fees reflect the potential annual performance fees generated by performance fee-eligible AUM before any loss carryforwards, if applicable, at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, and before cash-based incentive fee related compensation. 2023 performance fee potential is calculated using the same assumptions as run-rate annual performance fees, but also considers existing loss carryforwards at the beginning of the year and hurdles if applicable.

10. ESG and Impact Investments AUM as of December 31, 2021 and December 31, 2022. ESG and Impact AUM by Strategy as of December 31, 2022. AUM related to certain ESG and Impact investments includes mark-to-market changes for funds that charge management fees based on commitments. Such increases in AUM do not increase FPAUM or revenue. The data regarding ESG themes presented above and otherwise contained herein is based on the assessment of each such investment by GCM Grosvenor investment team members. The relevant investments are placed into categories that are generally consistent with the categories presented in the UN PRI Impact Investing Market Map. Primary fund assessments are based on whether a significant part of the expected strategy of the primary fund falls into an ESG category. Co-investment categorizations are based either on categories represented by the co-investment sponsor or the underlying portfolio company. Diverse Manager investments include investments managed by or sponsored by a diverse manager, based on GCM Grosvenor's definition of a diverse manager, which is determined by thresholds of manager economic ownership by diverse parties (race, gender, sexual orientation, veterans, disabled persons). There is significant subjectivity in placing an investment in a particular category, and conventions and methodologies used by GCM Grosvenor in categorizing investments and calculating the data presented may differ from those used by other investment managers. Additional information regarding these conventions and methodologies is available upon request.

11. Based on 25 largest clients by AUM as of December 31, 2022.

12. Based on 50 largest clients by AUM as of December 31, 2022.

13. For Private Markets customized separate accounts from January 1, 2018 through December 31, 2022.

14. AUM as of December 31, 2022; LTM Fundraising through December 31, 2022.

20. Adjusted EBITDA and Adjusted Net Income per share are non-GAAP financial measures. See Appendix for the reconciliations of our non-GAAP financial measures to the most comparable GAAP metric.

22. Excludes severance expenses of $1.1 million and $0.4 million for the three months ended December 31, 2021 and December 31, 2022, respectively, and $3.1 million and $1.6 million for the years ended December 31, 2021 and December 31, 2022, respectively.

23. General, administrative and other, net is comprised of the following:

	Three Months Ended		Year Ended	
$000	Dec 31, 2021	Dec 31, 2022	Dec 31, 2021	Dec 31, 2022
Components of general, administrative and other, net				
General, administrative and other	(22,037)	(22,574)	(88,351)	(88,907)
Plus:				
Transaction expenses	600	1	7,827	2,051
Fund reimbursement revenue	3,183	2,855	10,372	10,841
Amortization expense	583	579	2,332	2,316
Non-core items	419	325	645	565
Total general, administrative and other, net	**(17,252)**	**(18,814)**	**(67,175)**	**(73,134)**

GCM GROSVENOR

37

38 Notes (continued) 24. Excludes immaterial impacts of non-cash carried interest expense for the three months ended December 31, 2021 and December 31, 2022, respectively, and of $1.3 million and $(0.1) million for the years ended December 31, 2021 and December 31, 2022, respectively. 25. Investment income or loss is generally realized when the Company redeems all or a portion of its investment or when the Company receives or is due cash, such as a from dividends or distributions. Amounts were de minimis for periods prior to the Mosaic repurchase on July 2, 2021. 26. Employee data as of January 1, 2023. Individuals with dual responsibilities are counted only once. 27. AUM as of December 31, 2022 29. Some investments are counted in more than one ESG category. 33. Excludes severance expenses of $1.1 million, $0.4 million and $0.4 million for the three months ended December 31, 2021, September 30, 2022 and December 31, 2022, respectively, and $3.1 million and $1.6 million for the years ended December 31, 2021 and December 31, 2022, respectively. 34. Excludes the impact of non-cash carried interest expense of $(0.5) million for the three months ended September 30, 2022, and of $1.3 million and $(0.1) million for the years ended December 31, 2021 and December 31, 2022, respectively. Excludes immaterial impacts of non-cash carried interest expense for the three months ended December 31, 2021 and December 31, 2022. 35. Represents 2021 expenses related to a debt offering, other contemplated corporate transactions, and other public company transition expenses and 2022 expenses related to contemplated corporate transactions. 39. Reflects primary fund investments since 2000. Excludes certain private markets credit fund investments outside of private equity programs. 40. GCM Grosvenor established a dedicated private equity secondaries vertical in September 2014. Track record reflects all secondaries investments since the new vertical was formed. 41. GCM Grosvenor established a dedicated Private Equity Co-Investment Sub-Committee and adopted a more targeted, active co-investment strategy in December 2008. Track record reflects co- investments/direct investments made since 2009. 42. Reflects infrastructure investments since 2006. Infrastructure investments exclude labor impact investments. 43. Reflects real estate investments since 2010. In 2010, GCM Grosvenor established a dedicated Real Estate team and adopted a more targeted, active real estate strategy. 44. Since 2007.

39 Adjusted Net Income is a non-GAAP measure that we present on a pre-tax and after-tax basis to evaluate our profitability. Adjusted Pre-Tax Income represents net income attributable to GCM Grosvenor Inc. including (a) net income (loss) attributable to GCMH, excluding (b) provision (benefit) for income taxes, (c) changes in fair value of derivatives and warrant liabilities, (d) amortization expense, (e) partnership interest-based and non-cash compensation, (f) equity-based compensation, including cash-settled equity awards (as we view the cash settlement as a separate capital transaction), (g) unrealized investment income, (h) changes in tax receivable agreement liability and (i) certain other items that we believe are not indicative of our core performance, including charges related to corporate transactions and employee severance. Adjusted Net Income reflects a corporate and blended statutory effective tax rate of 24.2% applied to Adjusted Pre-Tax Income for the year ended December 31, 2022 and of 24.5% for the year ended December 31, 2021. The rate was adjusted from 25.0% to 24.5% in Q4 2021 and from 24.5% to 24.2% in Q4 2022. The 24.2% and 24.5% are based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 3.2% and 3.5%, respectively. Adjusted Net Income Per Share is a non-GAAP measure that is calculated by dividing Adjusted Net Income by adjusted shares outstanding. Adjusted shares outstanding assumes the hypothetical full exchange of limited partnership interests in GCMH into Class A common stock of GCM Grosvenor Inc., the dilution from outstanding warrants for Class A common stock of GCM Grosvenor Inc. and the dilution from outstanding equity-based compensation. We believe adjusted net income per share is useful to investors because it enables them to better evaluate per-share performance across reporting periods. Adjusted EBITDA is a non-GAAP measure which represents Adjusted Net Income excluding (a) adjusted income taxes, (b) depreciation and amortization expense and (c) interest expense on our outstanding debt. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of our total operating revenues, net of fund expense reimbursements. We believe Adjusted Pre-Tax Income, Adjusted Net Income and Adjusted EBITDA are useful to investors because they provide additional insight into the operating profitability of our core business across reporting periods. These measures (1) present a view of the economics of the underlying business as if GCMH Equityholders converted their interests to shares of Class A common stock and (2) adjust for certain non-cash and other activity in order to provide more comparable results of the core business across reporting periods. These measures are used by management in budgeting, forecasting and evaluating operating results. Fee-Related Revenue ("FRR") is a non-GAAP measure used to highlight revenues from recurring management fees and administrative fees. FRR represents total operating revenues less (a) incentive fees and (b) fund reimbursement revenue. We believe FRR is useful to investors because it provides additional insight into our relatively stable management fee base separate from incentive fee revenues, which tend to have greater variability. Fee-Related Earnings (“FRE”) is a non-GAAP measure used to highlight earnings from recurring management fees and administrative fees. FRE represents Adjusted EBITDA further adjusted to exclude (a) incentive fees and related compensation and (b) other non-operating income, and to include depreciation expense. We believe FRE is useful to investors because it provides additional insights into the management fee driven operating profitability of our business. FRE Margin represents FRE as a percentage of our management fee and other operating revenue, net of fund expense reimbursements. Adjusted Revenue represents total operating revenues excluding reimbursement of expenses paid on behalf of GCM Funds and affiliates. Net Incentive Fees Attributable to GCM Grosvenor is a non-GAAP measure used to highlight fees earned from incentive fees that are attributable to GCM Grosvenor. Net incentive fees represent incentive fees excluding (a) incentive fees contractually owed to others and (b) cash-based incentive fee related compensation. Net incentive fees provide investors useful information regarding the amount that such fees contribute to the Company’s earnings and are used by management in making compensation and capital allocation decisions. Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators

40 Fee-Paying Assets Under Management (“FPAUM” or “Fee-Paying AUM") is a key performance indicator we use to measure the assets from which we earn management fees. Our FPAUM comprises the assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the vast majority of our discretionary AUM accounts. The FPAUM for our private market strategies typically represents committed, invested or scheduled capital during the investment period and invested capital following the expiration or termination of the investment period. Substantially all of our private markets strategies funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Our FPAUM for our absolute return strategy is based on net asset value. Our calculations of FPAUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of FPAUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Contracted, Not Yet Fee-Paying AUM (“CNYFPAUM”) represents limited partner commitments which are expected to be invested and begin charging fees over the ensuing five years. New Capital Raised is new limited partner commitments where fees are charged immediately at the initial commitment date. Assets Under Management (“AUM”) reflects the sum of (a) FPAUM, (b) CNYFPAUM and (c) other mark-to-market, insider capital and non-fee-paying assets under management. GCM Grosvenor refers to the combined accounts of (a) Grosvenor Capital Management Holdings, LLLP ("LLLP" or "GCMH"), an Delaware limited liability limited partnership, and its consolidated subsidiaries and (b) GCM, L.L.C., a Delaware limited liability company. Transaction refers to the business combination announced August 3, 2020 and completed on November 17, 2020 through which CFAC merged with and into GCM Grosvenor Inc., ceasing the separate corporate existence of CFAC with GCM Grosvenor Inc. becoming the surviving corporation. Following the business combination, the financial statements of GCM Grosvenor Inc. will represent a continuation of the financial statements of GCM Grosvenor with the transaction being treated as the equivalent of GCM Grosvenor issuing stock for the net assets of GCM Grosvenor, Inc., accompanied by a recapitalization. CF Finance Acquisition Corp. (“CFAC”) (NASDAQ: CFFA) was a special purpose acquisition company sponsored by Cantor Fitzgerald, a leading global financial services firm. GCM Grosvenor Inc. was incorporated in Delaware as a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP, formed for the purpose of completing the Transaction. Pursuant to the Transaction, Grosvenor Capital Management Holdings, LLLP cancelled its shares in GCM Grosvenor Inc. no longer making GCM Grosvenor Inc. a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP. NM Not Meaningful Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators (continued)

41 Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected future performance of GCM Grosvenor’s business, including anticipated incremental revenue from fundraising for specialized funds, the expected future performance of GCM Grosvenor's business and the expected benefits of our share repurchase plan. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the historical performance of our funds may not be indicative of our future results; risks related to redemptions and termination of engagements; effect of the COVID-19 pandemic on our business; the variable nature of our revenues; competition in our industry; effects of domestic and foreign government regulation or compliance failures; operational risks and data security breaches; our ability to deal appropriately with conflicts of interest; market, geopolitical and economic conditions; identification and availability of suitable investment opportunities; risks relating to our internal control over financial reporting; and risks related to our ability to grow AUM and the performance of our investments. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Annual Report on Form 10-K filed by GCM Grosvenor on February 25, 2022 and its other filings from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GCM Grosvenor assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation are not GAAP measures of GCM Grosvenor’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included elsewhere in this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. This presentation includes certain projections of non-GAAP financial measures including fee-related earnings. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, GCM Grosvenor is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non GAAP financial measures is included. Disclaimer